UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 4, 2010

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street
Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Tronox Incorporated (the “Company”) intends to distribute the information attached as Exhibit 99.1 hereto to certain institutions that are lenders or may be future lenders to the Company. The information attached in exhibit 99.1 hereto is incorporated by reference into this Item 7.01. The information regarding future results is subject to the confirmation of the proposed plan of reorganization and the occurrence of the effectiveness thereof.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Certain slides from a Lenders Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: October 4, 2010
Exhibits

Exhibit No.	Description

99.1	Certain slides from an October 4, 2010 Lenders Presentation.